EXHIBIT 3 (b)

SECTION 302 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

I, John A. Nielsen, certify that:

1. I have reviewed this report on Form N-Q on behalf of:
   BBH U.S. Money Market Portfolio ("Registrant");

2. Based on my knowledge, this report does not contain any
   untrue statement of a material fact or omit to state a
   material fact necessary to make the statements made,
   in light of the circumstances under which such statements
   were made, not misleading with respect to the period
   covered by this report;

3. Based on my knowledge, the schedules of investments
   included in this report, fairly present in all material
   respects the investments of the Registrant as of, the
   end of the fiscal quarter for which the report is filed;

4. The Registrant's other certifying officer and I are
   responsible for establishing and maintaining disclosure
   controls and procedures (as defined in rule 30a-3(c)
   under the Investment Company Act of 1940) for the
   Registrant and have:

    a.) designed such disclosure controls and procedures,
        or caused such disclosure controls and procedures
        to be designed under our supervision, to ensure
        that material information relating to the Registrant,
        including its consolidated subsidiaries, is made
        known to us by others within those entities,
        particularly during the period in which this report
        is being prepared;

    b.) designed such disclosure controls and procedures,
        or caused such disclosure controls and procedures
        to be designed under our supervision, to provide
        reasonable assurance regarding the reliability of
        financial reporting and the preparation of financial
        statements for external purposes in accordance with
        generally accepted accounting principles;

   c.) evaluated the effectiveness of the Registrant's
       disclosure controls and procedures and presented in
       this report our conclusions about the effectiveness
       of the disclosure controls and procedures, as of a date
       within 90 days prior to the filing date of this report
       based on such evaluation; and

   d.) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred
       during the Registrant's most recent fiscal half-year
       (the Registrant's second fiscal half year in the case
       of an annual report) that has materially affected, or is
       reasonably likely to materially affect, the Registrant's
       internal control over financial reporting; and

5. The Registrant's other certifying officer and I have
   disclosed to the Registrant's auditors and the audit
   committee of the Registrant's  board of directors (or
   persons performing the equivalent functions):

   a.) all significant deficiencies and material weaknesses
       in the design or operation of internal control over
       financial reporting which are reasonably likely to
       adversely affect the Registrant's ability to record,
       process, summarize, and report financial information;
       and

   b.) any fraud, whether or not material, that involves
       management or other employees who have a significant
       role in the Registrant's internal control over financial
       reporting.

6. The Registrant's other certifying officer and I have
   indicated in this report whether or not there were
   significant changes in internal controls or in other
   factors that could significantly affect internal controls
   subsequent to the date of our most recent evaluation,
   including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 28, 2006

/s/ John A. Nielsen
=======================
John A. Nielsen
President - Principal Executive Officer

EXHIBIT 11(a) (2)
SECTION 302 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

I, Charles Schreiber, certify that:

1. I have reviewed this report on Form N-Q on behalf of:
   BBH U.S. Money Market Portfolio ("Registrant");

2. Based on my knowledge, this report does not contain any
   untrue statement of a material fact or omit to state a
   material fact  necessary to make the statements made,
   in light of the circumstances under which such statements
   were made, not misleading with respect to  the period
   covered by this report;

3. Based on my knowledge, the schedules of investments
   included in this report, fairly present in all
   material respects the investments of the Registrant
   as of, the end of the fiscal quarter for which the report
   is filed;

4. The Registrant's other certifying officer and I are
   responsible for establishing and maintaining disclosure
   controls and procedures (as defined in rule 30a-3(c)
   under the Investment Company Act of 1940) for the Registrant and have:

   a.) designed such disclosure controls and procedures, or
       caused such disclosure controls and procedures to be
       designed under our supervision, to ensure that material
       information relating to the Registrant, including its
       consolidated subsidiaries, is made known to us by others
       within those entities, particularly during the period in
       which this report is being prepared;

   b.) designed such disclosure controls and procedures, or
       caused such disclosure controls and procedures to be
       designed under our supervision, to provide reasonable
       assurance regarding the reliability of financial
       reporting and the preparation of financial statements
       for external purposes in accordance with generally
       accepted accounting principles;

   c.)  evaluated the effectiveness of the Registrant's
        disclosure controls and procedures and presented in
        this report our conclusions about the effectiveness
        of the disclosure controls and procedures, as of a
        date within 90 days prior to the filing date of this
        report based on such evaluation; and

   d.) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred
       during the Registrant's most recent fiscal half-year
       (the Registrant's second fiscal half year in the case
       of an annual report) that has materially affected, or is
       reasonably likely to materially affect, the Registrant's
       internal control over financial reporting; and

5. The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the
   Registrant's board of directors (or persons performing the equivalent functions):

   a.) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect
       the Registrant's ability to record, process, summarize,
       and report financial information; and

   b.) any fraud, whether or not material, that involves management or other employees who have a significant role in the
       Registrant's internal control over financial reporting.

6. The Registrant's other certifying officer and I have indicated
   in this report whether or not there were significant changes in internal controls or in other factors that could
   significantly affect internal controls subsequent to the
   date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 28, 2006

/s/ Charles Schreiber
==========================
Charles Schreiber
Treasurer - Principal Financial Officer